File Number: 333-62166
                                               Filed Pursuant to Rule 497(e)
                                               of the Securities Act of 1933

                                                         September 20, 2013


                  Pioneer Emerging Markets Local Currency Debt Fund

                Supplement to the December 12, 2012 Prospectus, as
                   in effect and as may be amended from time to time

The following replaces the information in the sections indicated.

Fund summary

The following replaces the information in the "Management" chart:

Portfolio management  Hakan Aksoy, portfolio manager of Pioneer
                      (portfolio manager of the fund since 2012).
                      Esther Law, portfolio manager of Pioneer
                      (portfolio manager of the fund since 2013).

Management

The following replaces the first paragraph in the subsection entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Hakan Aksoy and Esther Law. Mr. Aksoy and Ms. Law are supported by the fixed income and emerging markets teams. Members of these teams manage other Pioneer funds investing primarily in emerging markets securities. The portfolio managers and the teams also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research and include members from one or more of Pioneer's affiliates. Mr. Aksoy, portfolio manager, based in London, joined Pioneer in 2005 and has served as a portfolio manager of the fund since 2012. Esther Law, portfolio manager, based in London, joined Pioneer in August 2013 and has served as portfolio manager of the fund since August 2013. Prior to joining Pioneer, Ms. Law worked as a Director in Emerging Markets Strategy for Societe Generale.